SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  February 13, 1998



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                    333-10635                      54-1816010
         (State of                  (Commission            (IRS Employer
          Incorporation)             File Number)           Identification No.)


         306 East Main Street
         Richmond, Virginia                23219
         (Address of principal              (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index
                                                                       Page No.
                                                                       --------



Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

     a.           Independent Auditors' Report
                  (Timberglen Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Timberglen Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Timberglen Apartments)

     b.           Pro Forma Balance Sheet as of
                  December 31, 1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1997
                  (unaudited)

     c.           Exhibit

                  23.1  Consent of Independent Auditors
                        (Timberglen Apartments)

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated February 13,1998 as follows:

                               ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060


                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT









The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia





        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Timberglen Apartments located in Dallas, Texas for the twelve month period ended December 31, 1997. This statement is the responsibility of the management of Timberglen Apartments. Our responsibility is to express an opinion on this statement based on our audit.



        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Timberglen Apartments (as defined above) for the twelve month period ended December 31, 1997, in conformity with generally accepted accounting principles.





Richmond, Virginia                                  /s/ L.P. Martin & Co., P.C.
April 6, 1998




                                        TIMBERGLEN APARTMENTS



                 STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                          ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                                    OPERATIONS OF THE PROPERTY



                        TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997



INCOME
------

        Rental and Other Income                                 $ 1,954,938
                                                                -----------


DIRECT OPERATING EXPENSES
-------------------------
        Administrative and Other                                    164,562
        Insurance                                                    31,252
        Repairs and Maintenance                                     178,931
        Taxes, Property                                             226,907
        Utilities                                                   134,278
                                                                 ----------

              TOTAL DIRECT OPERATING EXPENSES                       735,930
                                                                 ----------

              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                   $ 1,219,008
                                                                ===========


See accompanying notes to the financial statement.

                                  TIMBERGLEN APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                  TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997

NOTE 1 - ORGANIZATION



Timberglen  Apartments is a 304 unit garden style  apartment  complex located on
10.47 acres in Dallas, Texas. The assets comprising the property were owned by Timberglen Apartments, Ltd., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property in February, 1998.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES



Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, and management fees.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.

                               ITEM 7.b.

Pro Forma Consolidated Balance Sheet as of December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the 2 property acquisitions in 1998 as having occurred on December 31, 1997.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements.



                                               Historical           Main Park            Timberglen
                                                  Balance            Pro Forma             Pro Forma                 Total
                                                   Sheet            Adjustments           Adjustments              Pro Forma
                                           ---------------------------------------------------------------------------------
Date of acquisition                                                    2/4/98               2/13/98


ASSETS
Investment in rental property
   Land                                      $ 15,396,823              $ 560,000          $ 2,400,000          $ 18,356,823
   Building and improvements                   73,113,886              7,440,000            9,600,000            90,153,886
   Furniture and fixtures                       1,123,639                      -                    -             1,123,639
                                              ------------------------------------------------------------------------------
                                               89,634,348              8,000,000           12,000,000           109,634,348
   Less accumulated depreciation               (1,898,003)                     -                    -            (1,898,003)
                                              ------------------------------------------------------------------------------
                                               87,736,345              8,000,000           12,000,000           107,736,345

   Cash and cash equivalents                   24,162,572                      -                    -            24,162,572
   Prepaid expenses                               142,581                      -                    -               142,581
   Other assets                                   444,022                      -                    -               444,022
                                              ------------------------------------------------------------------------------
                                               24,749,175                      -                    -            24,749,175
                                              ------------------------------------------------------------------------------

Total Assets                                $ 112,485,520            $ 8,000,000         $ 12,000,000         $ 132,485,520
                                            ================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Accounts payable                             $ 536,324                      -                    -             $ 536,324
   Accrued expenses                             2,143,888                      -                    -             2,143,888
   Rents received in advance                       70,051                      -                    -                70,051
   Tenant security deposits                       394,702                      -                    -               394,702
                                            -------------------------------------------------------------------------------
                                                3,144,965                      -                    -             3,144,965

Shareholders' equity
   Common stock                               109,090,459            $ 8,000,000         $ 12,000,000           129,090,459
   Class B convertible stock                       20,000                      -                    -                20,000
   Receivable from officer-shareholder            (20,000)                     -                    -               (20,000)
   Distributions greater than  net income         250,096                      -                    -               250,096
                                            --------------------------------------------------------------------------------
                                              109,340,555              8,000,000           12,000,000           129,340,555
                                            --------------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity  $ 112,485,520            $ 8,000,000         $ 12,000,000         $ 132,485,520
                                            ================================================================================



Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 2 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.


                                                     Historical              1997                                Pro Forma
                                                    Statement of         Acquisitions           Pro Forma       Before 1998
                                                     Operations           Adjustments          Adjustments      Acquisitions
                                                    ----------------------------------------------------------------------------
Date of Acquisition                                          -                     -                     -                   -

Rental income                                       $12,005,968          $ 5,392,558                     -          $17,398,526
Rental expenses:
       Property and maintenance                       3,571,484            1,982,189                     -            5,553,673
       Taxes and insurance                            1,765,741              706,939                     -            2,472,680
       Property management                              656,267                    -              $295,813  (A)         952,080
       General and administrative                       351,081                    -                67,262  (B)         418,343
       Amortization                                      28,490                    -                     -               28,490
       Depreciation of rental property                1,898,003                    -               792,074  (C)       2,690,077
                                                     ----------------------------------------------------------------------------

Total expenses                                        8,271,066            2,689,128             1,155,149           12,115,343

Income before interest income (expense)               3,734,902            2,703,430            (1,155,149)           5,283,183
Interest income                                         222,676                    -                     -              222,676
Interest expense                                       (458,384)                   -                     -             (458,384)
                                                     ----------------------------------------------------------------------------

Net income                                           $3,499,194          $ 2,703,430           ($1,155,149)          $5,047,475

Basis and diluted earnings per common share               $0.54                                                           $0.53
                                                          =====                                                           =====
Wgt. avg. number of common shares outstanding         6,493,114                                  3,106,405  (D)       9,599,519
                                                     ==========                                 ===========         =============




                                                          Main Park            Timberglen
                                                          Pro Forma            Pro Forma           Pro Forma           Total
                                                         Adjustments          Adjustments         Adjustments        Pro Forma
                                                       ----------------------------------------------------------------------------
Date of Acquisition                                        2/4/98              2/13/98                   -                    -

Rental income                                           $ 1,469,496          $ 1,954,938                 -          $20,822,960
Rental expenses:
       Property and maintenance                             536,090              477,771                 -            6,567,534
       Taxes and insurance                                  225,564              258,159                 -            2,956,403
       Property management                                        -                    -          $186,102    (A)     1,138,182
       General and administrative                                 -                    -            51,000    (B)       469,343
       Amortization                                               -                    -                 -               28,490
       Depreciation of rental property                            -                    -           632,029    (C)     3,322,106
                                                        ------------------------------------------------------------------------

Total expenses                                              761,654              735,930           869,131           14,482,058

Income before interest income (expense)                     707,842            1,219,008          (869,131)           6,340,902
Interest income                                                   -                    -                 -              222,676
Interest expense                                                  -                    -                 -             (458,384)
                                                        ---------------------------------------------------        -------------

Net income                                                 $707,842           $1,219,008         ($869,131)          $6,105,194

Basis and diluted earnings per common share                                                                               $0.51
                                                                                                                          =====
Wgt. avg. number of common shares outstanding                                                    2,344,828    (D)    11,944,347
                                                                                             =============         =============




(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and and $10 per share (net $8.70 per share) above $15 million.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.

                                         Brookfield      Eagle Crest         Tahoe         Mill Crossing       Polo Run
                                          Pro Forma        Pro Forma        Pro Forma         Pro Forma        Pro Forma
                                         Adjustments      Adjustments      Adjustments       Adjustments      Adjustments
                                         -----------------------------------------------------------------------------------
Date of Acquisitions                        1/31/97          1/31/97          1/31/97           2/28/97          03/31/97

Rental income                               $99,879         $266,385         $100,023          $151,389         $326,137
Expenses
    Property and maintenance                 32,430           74,735           51,643            77,882          121,983
    Taxes and insurance                      12,720           36,546           12,099            19,230           40,508
    Property management                           -                -                -                 -                -
    General and administrative                    -                -                -                 -                -
    Depreciation of real estate                   -                -                -                 -                -
    Amortization                                  -                -                -                 -                -
                                          ---------------------------------------------------------------------------------
                                              45,150          111,281           63,742            97,112          162,491

Income before interest income                 54,729          155,104           36,281            54,277          163,646

    Interest income                                -                -                -                 -                -
    Interest expense                               -                -                -                 -                -
                                          ---------------------------------------------------------------------------------

Net income                                   $54,729         $155,104          $36,281           $54,277         $163,646
                                         ==================================================================================



                                            Wildwood          Toscana         The Arbors       Paces Cove       Chaparosa
                                            Pro Forma         Pro Forma        Pro Forma        Pro Forma        Pro Forma
                                           Adjustments       Adjustments      Adjustments      Adjustments      Adjustments
                                         -------------------------------------------------------------------------------------
Date of Acquisitions                          03/31/97         03/31/97          4/25/97          6/30/97           8/6/97

Rental income                                $202,389          $270,812         $460,338         $916,348        $ 801,713
Expenses
    Property and maintenance                   78,111            82,722          102,132          314,521          286,943
    Taxes and insurance                        25,216            35,674           60,729          128,306           97,242
    Property management                             -                 -                -                -                -
    General and administrative                      -                 -                -                -                -
    Depreciation of real estate                     -                 -                -                -                -
    Amortization                                    -                 -                -                -                -
                                         ------------------------------------------------------------------------------------
                                               103,327           118,396          162,861          442,827          384,185

Income before interest income                   99,062           152,416          297,477          473,521          417,528

    Interest income                                  -                 -                -                -                -
    Interest expense                                 -                 -                -                -                -
                                         ------------------------------------------------------------------------------------

Net income                                     $99,062          $152,416         $297,477         $473,521         $417,528
                                         ====================================================================================


                                                              Copper
                                           Riverhill         Crossing
                                            Pro Forma        Pro Forma          Total
                                           Adjustments      Adjustments       Pro Forma
                                        ------------------------------------------------
Date of Acquisitions                           8/6/97          11/25/97

Rental income                                $ 892,295        $ 904,850   $5,392,558
Expenses
    Property and maintenance                   338,906          420,181    1,982,189
    Taxes and insurance                        124,028          114,641      706,939
    Property management                              -                -            0
    General and administrative                       -                -            0
    Depreciation of real estate                      -                -            0
    Amortization                                     -                -            0
                                        ----------------------------------------------
                                               462,934          534,822    2,689,128

Income before interest income                  429,361          370,028    2,703,430

    Interest income                                  -                -            0
    Interest expense                                 -                -            0
                                        ----------------------------------------------

Net income                                    $429,361         $370,028   $2,703,430
                                        ==============================================


                                   ITEM 7.c.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                          APPLE RESIDENTIAL INCOME TRUST, INC.


Date: April 23, 1998                By:/s/ Glade M. Knight
                                       -------------------
                                           Glade M. Knight
                                    President of
                                    Apple Residential Realty Income
                                    Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                 Form 8-K/A to Form 8-K dated February 13, 1998


Exhibit Number      Exhibit                                     Page Number
--------------      -------                                     -----------

23.1                Consent of Independent Auditors
                    (Timberglen Apartments)